Exhibit 99.2

© 2021 AeroVironment, Inc, Slide 1 052620 FIRST QUARTER FISCAL YEAR 2022 EARNINGS PRESENTATION Sept 8, 2021

© 2021 AeroVironment, Inc, Slide 2 052620 o Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. o Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. Government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; risk of litigation, including but not limited to pending litigation arising from the sale of our EES business; product liability, infringement and other claims; changes in the regulatory environment; the impact of the outbreak related to the strain of coronavirus known as COVID-19 on our business operations; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. o For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. SAFE HARBOR STATEMENT

© 2021 AeroVironment, Inc, Slide 3 052620 o Strong Q1 Performance – In line with previously communicated expectations o Record backlog including both organic and inorganic growth o Successfully integrating recent acquisitions o On track to achieve FY22 plans while delivering on another year of top line growth 1ST QUARTER FISCAL YEAR 2022 KEY MESSAGES

© 2021 AeroVironment, Inc, Slide 4 052620 FIRST QUARTER RESULTS FISCAL YEAR 2022 Metric Q1 FY22 Year-Over- Year Change Notes Revenue $101 million +16% Consistent with plan Gross profit $29 million -19% Increased amount of lower margin services, unfavorable product mix and purchase accounting impact led to lower gross profit margin EPS (diluted) -$0.57 -$0.99 Affected by lower gross margin, increase in SG&A resulting from acquisitions, and transaction related expenses Non-GAAP EPS (diluted)1 -$0.17 -$0.61 Affected by lower gross margin mix and increase in SG&A resulting from acquisitions Funded Backlog $258 million +67% Record level due to growth in both organic and inorganic backlog 1 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A,

© 2021 AeroVironment, Inc, Slide 5 052620 REVENUE MIX BY SEGMENT AND TYPE Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Other $21,714 $15,439 $8,648 $10,152 $19,530 TMS $9,534 $18,961 $19,598 $39,175 $19,176 MUAS $- $- $- $15,837 $22,379 SUAS $56,202 $58,265 $50,536 $70,851 $39,924 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Revenue in thousands Quarterly Revenue By Segment $101,009 $87,450 $136,015 $78,782 $92,665 67% 71% 74% 71% 53% 33% 29% 26% 29% 47% 40% 44% 36% 44% 28% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Gross Margin Percentage Quarterly Revenue Quarterly Revenue by Type Product Revenue Service Revenue Gross Margin

© 2021 AeroVironment, Inc, Slide 6 052620 ADJUSTED PROFITABILITY BY TYPE AND NON-GAAP EPS 46% 49% 40% 51% 42% 31% 35% 30% 32% 22% 41% 45% 37% 46% 32% 0% 10% 20% 30% 40% 50% 60% Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Percentage Adjusted Gross Margin Adj Product Margin Adj Service Margin Total Adj Gross Margin 0.442 -0.173 $(0.25) $(0.15) $(0.05) $0.05 $0.15 $0.25 $0.35 $0.45 $0.55 Q1 FY21 Q1 FY22 Non - GAAP Diluted EPS 1 Refer to GAAP to NON-GAAP reconciliation on Appendix C. 2 Excludes amortization of intangible assets of $0.02. Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. 3 Excludes intangible amortization of $0.29 and acquisition related expenses of $0.11. Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A.

© 2021 AeroVironment, Inc, Slide 7 052620 VISIBILITY INCREASED SLIGHTLY FROM LAST QUARTER AND SUPPORTS FULL YEAR EXPECTATIONS $101.0 $198.1 $215.5 $108.7 $18.4 $43.1 $39.9 $- $100 $200 $300 $400 $500 $600 Q4 FY21 (6/28/21) Q1 FY22 Q2 FY22 Q3 FY22 Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings, including backlog from acquired businesses Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date Revenue Guidance Range as of 9/8/21: $560 million to $580 million 61% visibility 1 Q3 FY 22 1 Based on midpoint of guidance range of $560 million to $580 million 66% visibility 1

# GUIDANCE REAFFIRMED: FISCAL 2022 OUTLOOK

| As of 6/29/21 | Fiscal Year 2021 Results | Fiscal Year 2022 Expectations [2] | Expected Change (to midpoint) |
|---|---|---|---|
| Revenue | $395 million | $560 million - $580 million | +44% |
| Net Income from continuing operations | $23 million | $29 - $34 million | +35% |
| Adjusted EBITDA [1] | $72 million | $105 million - $110 million | +50% |
| Earnings Per Share (diluted) | $0.96 | $1.15 - $1.35 | +30% |
| Non-GAAP Earnings Per Share (diluted) | $2.10 [3] | $2.50 - $2.70 [4] | +24% |
| Research & Development Investment | 14% | 9%-10% | - |
| Tax Rate | 1.6% | 3% - 6% | - |
| Capital Expenditures | 3% | 5% - 7% | - |

[1] Refer to Adjusted EBITDA reconciliation on Appendix D (slide #13).
[2] Updates reflect final purchase accounting effects of intangible asset amortization.
[3] Excludes acquisition-related expenses & amortization of intangible assets of $0.50, HAPSMobile Inc. JV impairment of its investment in Loon LLC of $0.34 & legal accrual related to former EES business of $0.30. Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A.
[4] Excludes acquisition-related expenses & amortization of intangible assets of $1.35. Refer to Reconciliation of Fiscal Year 2022 Non-GAAP Diluted Earnings Per Share Expectations on Appendix B.

**ON TRACK TO ACHIEVE ANTICIPATED FISCAL YEAR 2022 EXPECTATIONS AND DELIVER 5TH CONSECUTIVE YEAR OF TOP LINE GROWTH**

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© 2021 AeroVironment, Inc.
AeroVironment PROCEED WITH CERTAINTY

© 2021 AeroVironment, Inc, Slide 9 052620 Investor Relations ir@avinc,com +1 (805) 520-8350

© 2021 AeroVironment, Inc, Slide 10 052620 APPENDIX A– RECONCILIATION OF NON-GAAP (LOSS) EARNINGS PER DILUTED SHARE (UNAUDITED) Three Months Ended Three Months Ended July 31, 2021 August 1, 2020 (Loss) earnings per diluted share $ (0.57) $ 0.42 Acquisition-related expenses 0.11 — Amortization of acquired intangible assets and other purchase accounting adjustments 0.29 0.02 (Loss) earnings per diluted share as adjusted (Non-GAAP) $ (0.17) $ 0.44 Three Months Ended Three Months Ended Year Ended Year Ended April 30, 2021 April 30, 2020 April 30, 2021 April 30, 2020 Earnings per diluted share $ 0.44 $ 0.73 $ 0.96 $ 1.72 Acquisition-related expenses 0.12 — 0.26 0.04 Amortization of acquired intangible assets and other purchase accounting adjustments 0.18 0.02 0.24 0.08 Legal accrual related to our former EES business 0.30 — 0.30 — HAPSMobile Inc. JV impairment of investment in Loon LLC —— 0.34 — Earnings per diluted share as adjusted (Non-GAAP) $ 1.04 0.75 $ 2.10 $ 1.84

© 2021 AeroVironment, Inc, Slide 11 052620 APPENDIX B– RECONCILIATION OF FISCAL YEAR 2022 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED) Fiscal year ending April 30, 2022 Forecast earnings per diluted share $ 1.15 – 1.35 Acquisition-related expenses 0.17 Amortization of acquired intangible assets and other purchase accounting adjustments 1.18 Forecast earnings per diluted share as adjusted (Non-GAAP) $ 2.50 – 2.70

© 2021 AeroVironment, Inc, Slide 12 052620 APPENDIX C – RECONCILIATION OF ADJUSTED GROSS MARGIN Fiscal 1st Quarter Fiscal 2nd Quarter Fiscal 3rd Quarter Fiscal 4th Quarter Fiscal 1st Quarter (in thousands) FY 2021 FY 2021 FY 2021 FY 2021 FY 2022 Adjusted Gross Margin Products Gross Margin $ 26,273 $ 31,319 $ 22,602 $ 48,980 $ 20,526 Intangible Amortization 623 623 623 623 1,667 Adjusted Gross Margin $ 26,896 $ 31,942 $ 23,225 $ 49,603 $ 22,193 Adjusted Gross Margin % of Revenue 46.1% 48.7% 39.8% 51.3% 41.8% Services Gross Margin $ 9,138 $ 9,532 $ 6,039 $ 10,675 $ 8,197 Intangible Amortization --- 1,960 2,362 Adjusted Gross Margin $ 9,138 $ 9,532 $ 6,039 $ 12,635 $ 10,559 Adjusted Gross Margin % of Revenue 31.4% 35.1% 29.6% 32.1% 22.0%

© 2021 AeroVironment, Inc, Slide 13 052620 APPENDIX D – RECONCILIATION OF ADJUSTED EBITDA Fiscal year ending Fiscal year ending (in millions) April 30, 2022 April 30, 2021 Net income $ 29 - 34 $ 23 Interest expense, net 5 1 Provision for income taxes 1 1 Depreciation and amortization 65 19 EBITDA (Non-GAAP) 100 - 105 44 HAPSMobile Inc. JV impairment of investment in Loon LLC — 10 Legal accrual related to our former EES business — 9 Acquisition-related expenses 5 9 Adjusted EBITDA (Non-GAAP) $ 105 - 110 $ 72